Filed pursuant to Rule 497(e)
File Nos. 333-186044 and 811-22792

BLACKSTONE ALTERNATIVE ALPHA FUND II

Supplement dated October 18, 2013 to the

Blackstone Alternative Alpha Fund II Prospectuses for each of

Advisor Class I, Advisor Class II and Advisor Class III shares dated July 1, 2013, as revised August 7, 2013

Availability of Net Asset Value

Effective immediately for the Advisor Class III shares and upon commencement of operations for the Advisor Class I and Advisor Class II shares, the following statement is added to the end of the sections captioned “Determination of Net Asset Value” in the Prospectus for each share class:

The Fund’s current net asset value per share is available on the Fund’s website at http://www.blackstone.com/blackstone-alternative-alpha-funds.